Exhibit 10.2(e)

                     AMENDMENT NO. 4 TO EMPLOYMENT AGREEMENT

                    VLADIMIR F. KUZNETSOV AND IPORUSSIA, INC.

         AMENDMENT NO. 4 dated as of November 1, 2003, to EMPLOYMENT AGREEMENT ("Agreement") dated as of April 1, 2002, by and between IPORUSSIA, INC., a Delaware corporation, having a place of business at 12 Tompkins Avenue, Jericho, NY 11753 (hereinafter designated and referred to as "Company"), and Vladimir F. Kuznetsov (hereinafter designated and referred to as "Employee").

         WHEREAS, the Company and Employee desire to amend the Agreement.

         NOW THEREFORE, in consideration of the promises and mutual covenants herein contained, the parties hereto agree as follows:

         1. AMENDMENT. Section 2 of the Agreement is restated in its entirety to read as follows:

           2. EFFECTIVE DATE: The effective date (the "Effective Date") of this Agreement shall commence on January 1, 2004. If the Effective Date does not commence by the earlier of September 30, 2004 or six months after the effective date of the Company's Registration Statement no. 333-98247, either party may terminate this Agreement on ten (10) days written notice, unless mutually extended.

         2. MISCELLANEOUS. All terms used, but not defined, herein shall have the respective meanings set forth in the Agreement. Except as otherwise expressly modified by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the day and year first above written.


                                       IPORUSSIA, INC.


                                       By:  /s/ Leonard W. Suroff
                                            ------------------------------------
                                            Leonard W. Suroff
                                            Treasurer


                                            /s/ Vladimir F. Kuznetsov
                                            ------------------------------------
                                            Vladimir F. Kuznetsov
                                            Employee

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